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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    July 24, 1997
                                                       -------------------

                             TCA Cable TV, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


             Texas                    0-11478              75-1798185
 ----------------------------       -----------        --------------------
 (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation             File Number)        Identification No.)


       3015 S.S.E. Loop 323, Tyler, Texas                  75701
   ----------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code       (903) 595-3701
                                                      -----------------------








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Item 5.  Other Events.

        The Registrant hereby incorporates by reference herein the information set forth in its press release dated July 24, 1997, a copy of which is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

        (c)     Exhibits:

                99.1 Press Release issued by TCA Cable TV, Inc., dated July 24, 1997.




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                                 SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TCA CABLE TV, INC.



Date:  July 25, 1997                        /s/ Fred R. Nichols
                                     ----------------------------------
                                            Fred R. Nichols
                                            President and Chief
Operating Officer




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                                EXHIBIT INDEX



Exhibit No.      Description
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
99.1             Press Release issued by TCA Cable TV, Inc. dated July 24, 1997.